UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-06041

The Central Europe, Russia and Turkey Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe, Russia and Turkey Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange under the symbol "CEE." The Fund seeks long-term capital appreciation primarily through investment in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey. It is advised and administered by wholly owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: www.ceefund.com.

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

•  The Central Europe, Russia and Turkey Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The Central Europe, Russia and Turkey Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The Central Europe, Russia and Turkey Fund, Inc.

Semi-Annual Report

April 30, 2014

The Central Europe, Russia and Turkey Fund, Inc.
LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the fiscal half year ended April 30, 2014, the Central Europe, Russia and Turkey Fund's total return was -16.53% in U.S. dollar (USD) terms based on net asset value ("NAV"), while its total return based on market price was -17.33%. The Fund's benchmark, the MSCI Emerging Markets Europe Index, returned -14.86% during the same period.1

The Fund entered the reporting period with its largest country concentration in Russia, amounting to 72.5% of the Fund's net assets and 8.0% overweight vs. the benchmark.2 Following Russia's incursion into the Crimean Peninsula, the Russian stock market, as measured by the MSCI Russia Index, declined by 23%, with the ruble depreciating 10% during the reporting period.3 Russian politics represented the subject of much debate within the international community with regard to the annexation of the Crimean Peninsula, the possibility of an invasion in East Ukraine and growing tensions with the Ukrainian central government, given Russia's support for Ukrainian separatist movements.

Economic growth in Russia surprised on the upside with gross domestic product (GDP) growth in the latest reporting period (Q4 2013) rising 2.0% vs. the prior year, ahead of market expectations, and representing an improvement over the 1.3% growth reported in the prior quarter.4 For the first quarter of 2014, however, the Purchasing Managers Index (PMI) for services fell to its lowest level since August 2010, pointing towards a contraction in economic growth in Q1 2014.5 As the Russia-Ukraine crisis gained momentum, the business outlook survey dropped to nearly its lowest level in survey history, suggesting that Russia faces a real risk of a technical recession, in contrast to a global economy that keeps improving its growth momentum.

Given the sanctions imposed against Russian individuals, the possibility of increased sanctions and the increasingly blurry outlook for the Russian equity market, fund management reduced exposure to Russian assets, eliminating the Fund's overweight in this country. The Fund closed the reporting period with a 49.6% weighting in Russian stocks vs. the benchmark's 51.7% and 9.4% temporarily in cash, including cash equivalents, securities lending collateral and other assets and liabilities (net). Portfolio management reallocated funds to Poland, which experienced the biggest increase during the period — from an 11.4% weighting to 20.5% of net assets — and to a lesser extent Greece, which has seen its equity market recover, making it the Fund's second-best-performing market during the period, after the Czech Republic. Within the Fund's investment universe, only the Czech market had a positive return in the period, rising 2.2% in local terms, while the currency depreciated nearly 4.1%.

Poland, which made up 20.5% of the Fund's net assets at period-end, represented a 2.1% overweight vs. the benchmark and surpassed Turkey as the Fund's second-largest country weight. GDP growth in Poland has continued to increase sequentially, driven by exports that have risen faster than imports. Other economic drivers showing sequential improvements include domestic demand, industrial production and a PMI that averaged 55.1 points, indicating continued improvement in the manufacturing sector. The country's equity market performance was driven by Polish utilities and telecommunication services, while the consumer staples and materials sectors underperformed in the period.6

Turkey made up 14.7% of the Fund's net assets as of the end of April 2014. That was 2.2% higher than at the beginning of the period and 1.7% underweight vs. the benchmark.

For additional information about the Fund including performance, dividends, presentations, press releases,

market updates, daily NAV and shareholder reports, please visit www.ceefund.com

LETTER TO THE SHAREHOLDERS (continued)

Turkey's economic growth has continued to impress, with 4.4% year-over-year growth reported in March, but political events there are clouding market sentiment towards the country. Domestic consumption has been driving the economy, supported by high credit growth, while a smaller trade surplus again reduced growth. Industrial production in January remained at a high level, while capacity utilization in the manufacturing industry declined slightly vs. the previous quarter. The forward-looking PMI for Manufacturing dropped to 51.7 in March vs. 53.4 in February, suggesting that manufacturing growth may calm down in the second quarter of 2014 amid weaker domestic demand and export orders. Within Turkey's equity market, the materials, financials and consumer discretionary sectors underperformed the main index, while the energy and consumer staples sectors were the best performers in the reporting period.7 For the six-month period, the Fund's holdings in Turkey underperformed, returning -9.96% vs. -8.11% for the index.

From an overall sector perspective, the industrials and energy sectors were among the best portfolio performers within Emerging Europe as represented by the MSCI Emerging Markets Europe Index for the semi-annual period, while the biggest detractors included the financials and telecommunication services sectors. The Fund benefited most from its significant overweight in industrials, given the relatively stronger stock performance of that sector vs. the rest of the market. The Fund's slight underweight in the financials sector caused the biggest detraction from performance as the Fund's stock picks underperformed.

Currencies showed a significant divergence in the period. The Polish zloty appreciated by 1.6% vs. the USD, while the Russian ruble and Turkish lira declined 10.0% and 5.5%, respectively. The most significant decliners were the Russian ruble and Turkish lira, which declined 10.0% and 5.5%, respectively.

The Fund's discount to NAV averaged 10.03% for the period in review, compared with 10.21% for the same period a year earlier.

Economic Outlook

With the ongoing political conflict in Turkey and the repercussions on the Russian equity market from the crisis in Ukraine, two of the largest equity markets in the region were negatively affected during the first quarter and remain sources of uncertainty. Considering the existing geopolitical dimension, as well as the unknown scope and impact of potential current and future U.S. and European sanctions against Russia, any escalation in other parts of Ukraine along the lines of the Crimean example appears unlikely, but cannot be completely discounted.

Russia faces strong headwinds from tensions in Ukraine, where already rapidly weakening macroeconomics are expected to deteriorate even more in the wake of the Ukrainian crisis. The worsening economic outlook continues amid fears of trade sanctions and record capital outflows, leading to higher pressures on the ruble. The 150-basis-point interest rate hike by the Russian central bank, as well as increased business and consumer uncertainty, lead to a challenging environment for domestic demand growth in 2014.

We believe that dovish tones from the central bank, following local election results, could make Turkey a better market performer than Russia in the coming quarters, even though portfolio management tends to regard Turkey's market as neutral on a base case scenario.

The Czech Republic, Hungary and Poland (the CE3 region) had a strong start in the year amid unusually warm winter weather. The uncertainty surrounding the Ukrainian situation, however, could have a negative impact on business and consumer confidence. Additionally, we think that

For additional information about the Fund including performance, dividends, presentations, press releases,

market updates, daily NAV and shareholder reports, please visit www.ceefund.com

LETTER TO THE SHAREHOLDERS (continued)

in general CE3 currencies will continue to stay vulnerable to both internal and external factors. We are confident that positive macroeconomic momentum in the Czech Republic and Poland should remain intact and that these countries should continue to contribute to performance.

As a result of our reduction in Russian equities, the portfolio is now underweight vs. the benchmark, and we have shifted existing exposure there to stocks with more defensive characteristics, in particular, investments in the oil and gas industry. Value has outperformed growth year-to-date and we believe the trend is likely to continue. Consumer stocks there that had outperformed for multiple years are now under pressure, as growth has slowed, increases in wages are minimal and unemployment growth continues to be a risk.

In Turkey, we remain cautious on domestic companies linked in to the consumer credit cycle, since we expect a GDP growth decline in 2014. However, the decline of Russian equities makes the Turkish market look relatively stronger, and we opportunistically look to add positions there.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The MSCI Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-markets countries of Europe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Emerging Markets Europe Index.

2  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark, while "underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark.

3  The MSCI Russia Index is designed to measure the performance of the large- and mid-cap segments of the Russian market. With 22 constituents, the index covers approximately 85% of the free-float-adjusted market capitalization in Russia. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Russia Index.

4  Gross domestic product (GDP) is the monetary value of all finished goods and services produced within a country during a specific time period.

5  The Purchasing Managers Index (PMI) is maintained by the Institute for Supply Management (ISM), and is a composite of information extracted from the survey responses of more than 400 purchasing managers selected for their geographic and industry diversification. The surveys measure responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

6  The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

7  The consumer discretionary sector includes companies such as apparel and automobile companies that sell nonessential goods and services.

For additional information about the Fund including performance, dividends, presentations, press releases,

market updates, daily NAV and shareholder reports, please visit www.ceefund.com

PERFORMANCE SUMMARY AS OF APRIL 30, 2014 (unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.ceefund.com for the Central Europe, Russia and Turkey Fund's (the "Fund") most recent performance.

TOTAL RETURNS:

	For the six months ended April 30,	For the years ended October 31,
	2014(b)	2013	2012	2011	2010	2009
Net Asset Value(a)	(16.53)%	7.35%	2.63%	(12.43)%	24.70%	53.78%
Market Value(a)	(17.33)%	6.92%	2.97%	(12.68)%	27.72%	68.05%
MSCI Emerging Markets Europe Index(c)	(14.86)%	8.88%	2.06%	(9.99)%	19.52%	44.71%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended April 30, 2014 was 1.34%.
(b)  Total returns shown for the six-month period are not annualized.
(c)  The MSCI Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-markets countries of Europe.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Emerging Markets Europe Index.

Investments in funds involve risks, including the loss of principal.

The Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

If the United States or other nations or international organizations impose additional economic or other sanctions or take other actions affecting Russian individuals, Russian issuers or the Russian economy, such sanctions or actions may materially adversely affect the value or liquidity of the Fund's portfolio, as may any countermeasures or retaliatory measures that may be taken by Russia.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended October 31, 2013 and intends to elect to be subject to the Act for the fiscal year ending October 31, 2014. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAIN DISTRIBUTIONS AS OF APRIL 30, 2014 (unaudited)

FUND FACTS:

Net Assets	$306,779,202
Shares Outstanding	10,589,980
Net Asset Value (NAV) Per Share	$28.97

OTHER INFORMATION:

NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (4/30/14)	1.34%

Fund statistics and expense ratios are subject to change.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gain	LT Capital Gain	Total Distribution
12/31/13	01/31/14*	$0.7798	$0.0000	$1.7109	$2.4907
12/31/12	01/28/13*	$0.7346	$0.0000	$0.3529	$1.0875
12/30/11	01/27/12*	$0.3710	$0.0000	$2.1150	$2.4860
12/31/10	01/28/11*	$0.2640	$0.0000	$0.0000	$0.2640
12/31/09	01/28/10*	$0.6506	$0.0000	$0.0000	$0.6506
12/15/08	12/31/08	$0.0702	$0.0000	$0.0000	$0.0702
12/21/07	12/31/07	$0.9477	$0.4648	$8.8442	$10.2567
12/21/06	12/28/06	$0.5840	$1.9400	$2.9920	$5.5160
12/20/05	12/30/05	$0.3300	$0.2150	$2.5070	$3.0520
12/22/04	12/31/04	$0.1700	$0.0000	$0.0000	$0.1700
12/22/03	12/31/03	$0.2200	$0.0000	$0.0000	$0.2200
11/19/01	11/29/01	$0.1000	$0.1300	$0.0000	$0.2300

Distributions are historical, will fluctuate and are not guaranteed. Distributions do not include return of capital or other non-income sources.

*  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF APRIL 30, 2014 (As a % of Equity Securities) (unaudited)

Financials	34.4%
Energy	30.6%
Telecommunication Services	10.3%
Consumer Staples	7.0%
Materials	6.0%
Industrials	5.3%
Consumer Discretionary	3.0%
Utilities	2.5%
Health Care	0.9%
100.0%

10 LARGEST EQUITY HOLDINGS AS OF APRIL 30, 2014 (44.5%, as a % of Net Assets) (unaudited)

1.	Gazprom (Russia)	8.3%
2.	LUKOIL (Russia)	7.2%
3.	NovaTek (Russia)	5.1%
4.	Powszechna Kasa Oszczednosci Bank Polski (Poland)	4.5%
5.	Magnit (Russia)	3.6%
6.	Surgutneftegaz (Russia)	3.4%
7.	Sistema JSFC (Russia)	3.4%
8.	Sberbank (Russia)	3.3%
9.	Turkiye Halk Bankasi (Turkey)	2.9%
10.	Powszechny Zaklad Ubezpieczen (Poland)	2.8%

COUNTRY BREAKDOWN AS OF APRIL 30, 2014 (As a % of Net Assets)* (unaudited)

Country Breakdown and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 9.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of month end is posted on www.ceefund.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.ceefund.com.

*Securities listed in country where the significant business of the company is located.

**Includes Cash Equivalents and Other Assets and Liabilities, Net.

INTERVIEW WITH PORTFOLIO MANAGEMENT TEAM — RAINER VERMEHREN AND

ODENIYAZ DZHAPAROV

Question: What are your views regarding the Russia-Ukraine crisis with respect to the portfolio?

Answer: Investors in the Central Europe, Russia and Turkey Fund should be assured that the Fund has no direct investments in Ukraine and that none of its Russian holdings have been targeted with sanctions. A number of holdings, however, while not directly listed in Ukraine, are impacted indirectly by events there. With respect to Ukraine, it is our view that no default is expected and that a restructuring of International Monetary Fund (IMF) loans to support the country should not be ruled out. A financial support package negotiated with the IMF and European Union ("EU") could also materialize. Ongoing political developments from Ukraine will continue to weigh on Eastern European bonds, though losses have been moderate in all markets except in Ukraine itself. This is important for two reasons: First, the Fund holds companies in the portfolio that have exposure to Ukraine, and second, any heating up of the Russia-Ukraine conflict will have negative repercussions for the Russian market. Talks among Ukraine, Russia, the EU and the U.S. are upcoming, but one should expect political noise to persist.

Question: What has prompted you to turn more positive on Poland?

Answer: We have been turning more positive on Poland for the past few quarters, but had been increasing our positions there on an opportunistic basis only. What accelerated this process in the past quarter was the Russia-Ukraine crisis, which demanded a more decided asset allocation shift out of Russian equities. We believe Poland has a few factors in its favor: an interest rate cycle that is largely insensitive to a reduction of quantitative easing in Western Europe and signs of economic stabilization, as the latest interest rate cutting cycle, which proved quite damaging for banks' earnings, is likely over.1 Additionally, the economic implication of the pension system nationalization is greater budget flexibility in 2014, which will likely translate into preelection fiscal stimulus. We see a window of opportunity for Polish equities, as we believe Poland is among the few ways for global emerging-market investors to participate in an EU recovery. As long as emerging markets as an asset class are not in favor, Polish stocks should benefit from scarcity in value within the region.

Question: Ten years ago, the first Central and Eastern European countries (CEE-8) joined the European Union. What is their current outlook?

Answer: On May 1, 2004, eight CEE countries (Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Slovakia and Slovenia) joined the EU, followed by Bulgaria and Romania in January 2007, forming what today is referred to as the CEE-10. A recent publication by Deutsche Bank Research analyzed this "CEE anniversary" very nicely. Joining the EU was an important milestone in the economic catch-up story of the Central and Eastern Europe countries. We expect that high and rising trade openness and strong integration in EU production chains, coupled with increasingly sophisticated trade, will continue to support these countries' industry-based growth model. The most important industries continue to be vehicles, electrical machinery and telecommunication equipment, and the EU is expected to remain an important source of foreign direct investment in CEE countries. Additionally, Western European parent banks will likely remain committed to the CEE, with future credit growth increasingly being funded by domestic deposits. As financial intermediation levels are still much lower than in emerging Asia, the region offers further catch-up potential, albeit under less exuberant conditions than before the global financial crisis. While Lithuania is on track to adopt the euro in January 2015, Poland, Hungary, the Czech Republic, Romania and Bulgaria are in no rush to join the Eurozone.2 The Baltics (comprising Estonia, Latvia and Lithuania), Poland and Slovakia are expected to catch up the most with Western European living standards within the next 10 years. Given the relatively more positive outlook of these markets, we keep looking for attractive investment opportunities there.

1  Quantitative easing entails the purchase of government securities from the market in an effort to increase money supply.
2  The Eurozone refers to a currency union among the 18 members of the European Union states that have adopted the euro as their sole currency.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2014 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN RUSSIA – 49.6%
	COMMON STOCKS – 46.2%
	COMMERCIAL BANKS – 5.2%
6,500,000	Bank St Petersburg*	$5,720,000
5,000,000	Sberbank*	10,172,000
		15,892,000
	DIVERSIFIED FINANCIAL SERVICES – 1.2%
2,500,000	Moscow Exchange	3,703,250
	DIVERSIFIED TELECOMMUNICATION SERVICES – 0.5%
722,172	Rostelecom	1,553,247
	ENERGY EQUIPMENT & SERVICES – 0.9%
350,000	TMK	2,782,500
	FOOD & STAPLES RETAILING – 4.8%
55,000	Magnit	10,906,242
220,295	X5 Retail Group*	3,872,786
		14,779,028
	INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.9%
40,000,000	E.ON Russia	2,804,000
	METALS & MINING – 2.9%
325,000	MMC Norilsk Nickel (ADR)	5,806,612
200,000	Severstal	1,396,840
250,000	Severstal (GDR) Reg S	1,760,000
		8,963,452
	OIL, GAS & CONSUMABLE FUELS – 22.0%
3,533,774	Gazprom	25,485,578
51,437	Gazprom Neft OAO†	1,022,568
415,000	LUKOIL (ADR)	21,953,500
150,000	NovaTek (GDR) Reg S	15,495,000
100,000	Tatneft (ADR)	3,430,000
		67,386,646
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.9%
198,917	LSR Group*	2,713,228
Shares	Description	Value(a)
	WIRELESS TELECOMMUNICATION SERVICES – 6.9%
87,020	MegaFon (GDR) Reg S	$2,262,520
600,000	Mobile Telesystems	4,352,100
250,000	Mobile Telesystems (GDR) Reg S	4,131,919
10,000,000	Sistema JSFC	10,417,000
		21,163,539
	Total Common Stocks (cost $120,629,349)	141,740,890
	PREFERRED STOCKS – 3.4%
	OIL, GAS & CONSUMABLE FUELS – 3.4%
15,000,000	Surgutneftegaz (cost $9,516,116)	10,438,500
	Total Investments in Russia (cost $130,145,465)	152,179,390
INVESTMENTS IN POLAND – 20.5%
	AIR FREIGHT & LOGISTICS – 2.0%
70,000	Integer.pl*	6,144,324
	COMMERCIAL BANKS – 8.7%
370,289	Bank Millennium*†	1,086,676
125,000	Bank Pekao	7,998,960
12,500	Bank Zachodni WBK†	1,532,945
2,000,000	Getin Noble Bank*	2,429,604
1,000,000	Powszechna Kasa Oszczednosci Bank Polski	13,699,535
		26,747,720
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.4%
1,300,000	Orange Polska	4,437,329
	ELECTRIC UTILITIES – 1.3%
300,000	PGE	2,079,688
1,100,000	Tauron Polska Energia	1,942,693
		4,022,381
	INSURANCE – 2.8%
60,000	Powszechny Zaklad Ubezpieczen	8,500,974
	MEDIA – 0.7%
400,000	TVN*	2,174,760

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2014 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN POLAND – 20.5% (continued)
	METALS & MINING – 1.5%
130,000	KGHM Polska Miedz	$4,696,960
	OIL, GAS & CONSUMABLE FUELS – 1.5%
300,000	Polski Koncern Naftowy Orlen	4,486,185
	ROAD & RAIL – 0.0%
3,200	PKP Cargo*	88,575
	TEXTILES, APPAREL & LUXURY GOODS – 0.6%
40,000	CCC	1,676,955
	Total Investments in Poland (cost $54,296,440)	62,976,163
INVESTMENTS IN TURKEY – 14.7%
	AIRLINES – 1.0%
1,000,000	Turk Hava Yollari	3,185,615
	AUTOMOBILES – 0.4%
111,100	Ford Otomotiv Sanayi*	1,250,524
	BEVERAGES – 0.6%
80,000	Coca-Cola Icecek	1,867,007
	BUILDING PRODUCTS – 0.7%
2,000,000	Trakya Cam Sanayii†	2,265,326
	COMMERCIAL BANKS – 7.5%
2,000,000	Akbank	6,956,440
2,000,000	Turkiye Garanti Bankasi	7,296,238
1,325,000	Turkiye Halk Bankasi	8,817,075
		23,069,753
	DIVERSIFIED FINANCIAL SERVICES – 2.1%
1,500,000	Haci Omer Sabanci Holding	6,300,439
	DIVERSIFIED TELECOMMUNICATION SERVICES – 0.5%
500,000	Turk Telekomunikasyon	1,493,700
	FOOD & STAPLES RETAILING – 0.5%
175,000	Migros Ticaret*	1,569,211
	FOOD PRODUCTS – 0.4%
150,000	Ulker Biskuvi Sanayi	1,139,742
Shares	Description	Value(a)
	INDUSTRIAL CONGLOMERATES – 1.0%
1,000,000	Enka Insaat ve Sanayi	$3,020,435
	Total Investments in Turkey (cost $38,643,686)	45,161,752
INVESTMENTS IN GREECE – 2.5%
	COMMERCIAL BANKS – 1.5%
3,250,000	Alpha Bank*	3,140,769
350,000	National Bank of Greece*	1,358,770
		4,499,539
	HOTELS, RESTAURANTS & LEISURE – 1.0%
200,000	OPAP	3,188,950
	Total Investments in Greece (cost $7,856,199)	7,688,489
INVESTMENTS IN CZECH REPUBLIC – 1.5%
	COMMERCIAL BANKS – 1.5%
20,000	Komercni Banka	4,602,109
	Total Investments in Czech Republic (cost $3,522,944)	4,602,109
INVESTMENTS IN KAZAKHSTAN – 1.0%
	METALS & MINING – 1.0%
50,000,000	Goldbridges Global Resources PLC*	2,954,875
	Total Investments in Kazakhstan (cost $1,824,443)	2,954,875
INVESTMENTS IN HUNGARY – 0.8%
	PHARMACEUTICALS – 0.8%
145,000	Richter Gedeon Nyrt	2,475,642
	Total Investments in Hungary (cost $3,006,106)	2,475,642
	Total Investments in Common and Preferred Stocks – 90.6% (cost $239,295,283)	278,038,420

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2014 (unaudited) (continued)

Shares	Description	Value(a)
SECURITIES LENDING COLLATERAL – 0.8%
2,501,698	Daily Assets Fund Institutional, 0.09% (cost $2,501,698)(b)(c)	$2,501,698
CASH EQUIVALENTS – 8.8%
26,952,367	Central Cash Management Fund, 0.05% (cost $26,952,367)(c)	26,952,367
	Total Investments – 100.2% (cost $268,749,348)**	307,492,485
	Other Assets and Liabilities, Net – (0.2%)	(713,283)
	NET ASSETS – 100.0%	$306,779,202
*  Non-income producing security.
**  The cost for federal income tax purposes was $269,216,226. At April 30, 2014, net unrealized appreciation for all securities based on tax cost was $38,276,259. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $57,854,480 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,578,221.
†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2014 amounted to $2,441,971, which is 0.8% of net assets.
(a)  Value stated in U.S. dollars.
(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
Reg S – Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry subgroups or industries.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2014 (unaudited) (continued)

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in these securities.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund's investments.

Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Russia	$152,179,390	$—	$—	$152,179,390
Poland	62,976,163	—	—	62,976,163
Turkey	45,161,752	—	—	45,161,752
Greece	7,688,489	—	—	7,688,489
Czech Republic	4,602,109	—	—	4,602,109
Kazakhstan	2,954,875	—	—	2,954,875
Hungary	2,475,642	—	—	2,475,642
Short-Term Instruments(1)	29,454,065	—	—	29,454,065
Total	$307,492,485	$—	$—	$307,492,485

There have been no transfers between fair value measurement levels during the period ended April 30, 2014.

(1) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2014 (unaudited)

ASSETS
Investments in non-affiliated securities, at value (cost $239,295,283) — including $2,441,971 of securities loaned	$278,038,420
Investment in Central Cash Management Fund (cost $26,952,367)	26,952,367
Investment in Daily Assets Fund Institutional (cost $2,501,698)*	2,501,698
Total Investments, at value (cost $268,749,348)	307,492,485
Foreign currency, at value (cost $21,384)	21,518
Receivable for investments sold	2,591,179
Dividends receivable	419,248
Interest receivable	8,079
Other assets	37,005
Total assets	310,569,514
LIABILITIES
Payable upon return of securities loaned	2,501,698
Payable for fund shares repurchased	602,163
Investment advisory fee payable	174,818
Administration fee payable	54,815
Payable for Directors' fees and expenses	70,247
Payable for investments purchased	18,152
Accrued expenses and other liabilities	368,419
Total liabilities	3,790,312
NET ASSETS	$306,779,202
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$283,727,414
Distributions in excess of net investment income	(364,584)
Accumulated net realized loss on investments and foreign currency	(15,327,792)
Net unrealized appreciation (depreciation) on:
Investments	38,743,137
Foreign currency	1,027
Net assets	$306,779,202
Net assets value per share ($306,779,202 ÷ 10,589,980 shares of common stock issued and outstanding)	$28.97

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF OPERATIONS (unaudited)

For the six months ended April 30, 2014
NET INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $353,747)	$2,036,846
Income distributions — Central Cash Management Fund	3,899
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	62,627
Total investment income	2,103,372
Expenses:
Investment advisory fee	1,170,903
Administration fee	357,242
Custodian fee	336,285
Services to shareholders	9,947
Reports to shareholders	79,165
Directors' fees and expenses	156,102
Legal fees	142,860
Audit and tax fees	46,879
NYSE listing fee	11,771
Insurance	27,493
Miscellaneous	34,949
Net expenses	2,373,596
Net investment loss	(270,224)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(14,944,933)
Foreign currency	84,433
Net realized gain (loss)	(14,860,500)
Change in net unrealized appreciation (depreciation) on:
Investments	(57,587,922)
Foreign currency	(77,312)
Change in net unrealized appreciation (depreciation)	(57,665,234)
Net gain (loss)	(72,525,734)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(72,795,958)

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2014 (unaudited)	For the year ended October 31, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(270,224)	$8,380,351
Net realized gain (loss)	(14,860,500)	19,017,689
Change in net unrealized depreciation	(57,665,234)	(310,014)
Net increase (decrease) in net assets resulting from operations	(72,795,958)	27,088,026
Distributions to shareholders from:
Net investment income	(8,609,956)	(9,512,478)
Net realized gain	(18,890,451)	(4,569,771)
Total distributions to shareholders	(27,500,407)	(14,082,249)
Capital share transactions:
Net proceeds from reinvestment of dividends (286,708 and 137,421 shares, respectively)	7,815,657	4,904,540
Shares tendered (566,397 and 1,262,654 shares, respectively)	(15,660,877)	(43,893,381)
Shares repurchased (355,509 and 782,531 shares, respectively)	(10,675,223)	(25,825,059)
Net increase (decrease) in net assets from capital share transactions	(18,520,443)	(64,813,900)
Total decrease in net assets	(118,816,808)	(51,808,123)
NET ASSETS
Beginning of period	425,596,010	477,404,133
End of period (including distributions in excess of net investment income of $364,584 and undistributed net investment income of $8,515,596, as of April 30, 2014 and October 31, 2013, respectively)	$306,779,202	$425,596,010

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended April 30,		For the years ended October 31,
	2014 (unaudited)		2013	2012	2011	2010	2009
Per share operating performance:
Net asset value:
Beginning of period	$37.91		$36.35	$38.13	$43.81	$35.89	$23.38
Net investment income (loss)(a)	(.02)		.68	.75	.47	.30	.46
Net realized and unrealized gains (loss) on investments and foreign currency	(6.49)		1.69	(.08)	(6.00)	7.98	11.85
Increase (decrease) from investment operations	(6.51)		2.37	.67	(5.53)	8.28	12.31
Distributions from net investment income	(.78)		(.73)	(.37)	(.26)	(.65)	(.07)
Distributions from net realized gains	(1.71)		(.35)	(2.12)	—	—	—
Total distributions	(2.49)		(1.08)	(2.49)	(.26)	(.65)	(.07)
Accretion resulting from tender offer	.03		.07	—	—	—	—
Dilution in net asset value from dividend reinvestment	(.08)		(.04)	(.10)	—	(.03)	—
Increase resulting from share repurchases	.11		.24	.14	.11	.32	.27
Net asset value:
End of period	$28.97		$37.91	$36.35	$38.13	$43.81	$35.89
Market value:
End of period	$25.92		$34.22	$32.98	$34.47	$39.72	$31.70
Total investment return for the period(b)
Based upon market value	(17.33	)%**	6.92%	2.97%	(12.68)%	27.72%	68.05%
Based upon net asset value	(16.53	)%**	7.35%	2.63%	(12.43)%	24.70%	53.78%
Ratio to average net assets:
Total expenses	1.34	%*	1.19%	1.19%	1.11%	1.14%	1.21%
Net investment income (loss)	(0.08	)%***	1.86%	2.11%	1.05%	.79%	1.86%
Portfolio turnover	38	%**	59%	31%	33%	24%	50%
Net assets at end of period (000's omitted)	$306,779		$425,596	$477,404	$505,929	$597,576	$525,554

  (a)  Based on average shares outstanding during the period.
  (b)  Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
  *  Annualized.
  **  Not Annualized.
  ***  Not Annualized. The ratio for the six months ended April 30, 2014 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2014 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The Central Europe, Russia and Turkey Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value ("NAV") per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending: Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2014 (unaudited) (continued)

financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefit of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of April 30, 2014) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of the six months ended April 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the

Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2014 (unaudited) (continued)

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund is party to an Investment Advisory Agreement with Deutsche Asset & Wealth Management International GmbH ("DeAWMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAWMI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DeAWMI, DeAWMI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeAWMI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DeAWMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million.

Accordingly, for the six months ended April 30, 2014, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.66% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2014, the amount charged to the Fund by DISC aggregated $9,947, of which $1,951 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAWMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended April 30, 2014, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of either DIMA or DeAWMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAWMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2014 (unaudited) (continued)

expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with the liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2014 were $130,385,879 and $201,264,956, respectively.

NOTE 5. CAPITAL

During the six months ended April 30, 2014 and the year ended October 31, 2013, the Fund purchased 355,509 and 782,531 of its shares of common stock on the open market at a total cost of $10,675,223 and $25,825,059 ($30.03 and $33.00 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the NAV per share at the time of purchase was 10.09% and 10.32%, respectively.

During the six months ended April 30, 2014, the Fund accepted 566,397 shares of common stock at a total cost of $15,660,877 at a repurchase price of $27.65 per share, which was equal to 98% of the NAV per share on March 18, 2014. During the year ended October 31, 2013, the Fund accepted 654,331 tendered shares of common stock at a total cost of $24,092,467 at a repurchase price of $36.82 per share, which was equal to 98% of the NAV per share on March 13, 2013. In addition, during the year ended October 31, 2013, the Fund also accepted 608,323 tendered shares of common stock at a total cost of $19,800,914 at a repurchase price of $32.55 per share, which was equal to 98% of the NAV per share on August 29, 2013.

During the six months ended April 30, 2014 and the year ended October 31, 2013, the Fund issued for dividend reinvestment 286,708 and 137,421 shares, respectively. The average discount of these issued shares comparing the issue price to NAV per share at the time of the issuance was 10.24% and 9.39%, respectively.

NOTE 6. SHARE REPURCHASES AND TENDER OFFERS

On July 18, 2012, the Fund announced that the Board of Directors approved the extension of the share repurchase program permitting the Fund to repurchase up to 700,000 shares during the period August 1, 2012 through July 31, 2013. The Fund repurchased 675,135 shares between August 1, 2012 and July 31, 2013. On July 26, 2013, the Fund announced that the Board of Directors approved an extension of the current repurchase authorizations permitting the Fund to repurchase 700,000 shares during the period from August 1, 2013 through July 31, 2014. On January 27, 2014, the Fund announced that the Board of Directors approved a 700,000 share increase to the previously announced share repurchase authorization, resulting in a total authorization of 1,400,000 shares for repurchase during the period from August 1, 2013 through July 31, 2014. The Fund repurchased 688,458 shares between August 1, 2013 and April 30, 2014.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.ceefund.com.

On July 18, 2012 the Fund announced that the Board of Directors approved a series of up to four consecutive semiannual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV per share. Under the Fund's Discount Management Program, the Fund is required to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. The first measurement period commenced on September 10, 2012 and expired on November 30, 2012. During the measurement period the Fund's shares traded at an average discount to NAV of 10.18%. Therefore, the Fund conducted a tender offer which commenced on February 11, 2013 and expired on March 12, 2013. The Fund accepted 654,331 tendered shares (which represented 5% of the Fund's outstanding

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2014 (unaudited) (continued)

shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on March 13, 2013. Approximately 9,528,823 shares of common stock, or approximately 73% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 7% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $36.82, per share, which was equal to 98% of the NAV per share on March 13, 2013.

The second measurement period commenced on March 25, 2013 and expired on June 14, 2013. During the measurement period the Fund's shares traded at an average discount to NAV of 10.16%. Therefore, the Fund conducted a tender offer which commenced on July 31, 2013 and expired on August 28, 2013. The Fund accepted 608,323 tendered shares (which represented 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on August 29, 2013. Approximately 8,703,872 shares of common stock, or approximately 72% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 7% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $32.55 per share, which was equal to 98% of the NAV per share on August 29, 2013.

The third measurement period commenced on September 16, 2013 and expired on December 6, 2013. During the third measurement period, the Fund's shares traded at an average discount to NAV of 10.36%. Therefore, the Fund conducted a tender offer which commenced on February 14, 2014 and expired on March 17, 2014. The Fund accepted 566,397 tendered shares (which represent 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on March 18, 2014. Approximately 7,494,478 shares of common stock, or approximately 66% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 8% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $27.65 per share, which was equal to 98% of the NAV per share on March 18, 2014.

Also, on January 27, 2014, the Fund announced that the next measurement period will commence on April 7, 2014 and will expire on June 27, 2014.

NOTE 7. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2014, there were three shareholders that held approximately 26%, 17% and 8%, respectively, of the outstanding shares of the Fund.

NOTE 8. SUBSEQUENT EVENTS

At a meeting in May, the Board of Directors approved the appointment of DST Systems, Inc. as plan agent under the Fund's Voluntary Cash Purchase and Dividend Reinvestment Plan. DST Systems, Inc. will commence service as plan agent effective on or about October 1, 2014.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.

EXECUTIVE OFFICES
345 Park Avenue, New York, NY 10154

ADMINISTRATOR
Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER
Deutsche Asset & Wealth Management International GmbH

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DWS Investments Service Company

LEGAL COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS
CHRISTIAN H. STRENGER
Chairman and Director

DR. WILHELM BENDER
Director

DETLEF BIERBAUM
Director

RICHARD R. BURT
Director

RICHARD KARL GOELTZ
Director

DR. FRANZ WILHELM HOPP
Director

DR. FRIEDBERT MALT
Director

ROBERT H. WADSWORTH
Director

JOACHIM WAGNER
Director

BRIAN BINDER
President and Chief Executive Officer

PAUL H. SCHUBERT
Chief Financial Officer and Treasurer

RAINER VERMEHREN
Vice President and Lead Portfolio Manager

MELINDA MORROW
Vice President

CAROLINE PEARSON
Chief Legal Officer

DONNA WHITE*
Chief Compliance Officer

WAYNE SALIT**
Anti-Money Laundering Compliance Officer

JOHN MILLETTE
Secretary

HEPSEN UZCAN
Assistant Secretary

*  Effective May 2, 2014, Donna White replaced Alexis Kuchinsky as Chief Compliance Officer.
**  Effective June 16, 2014, Wayne Salit replaced John Caruso as Anti-Money Laundering Compliance Officer.

R-027581-3
VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed End Fund Area

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

This report is available to the shareholders of the Central Europe, Russia and Turkey Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the lead portfolio manager in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Emerging Europe Markets Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC-insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.).

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30	183,942	$33.76	183,942	183,109
December 1 through December 31	0	$-	0	183,109
January 1 through January 31	0	$-	0	883,109
February 1 through February 28	0	$-	0	883,109
March 1 through March 31	566,397	$27.65	566,397	883,109
April 1 through April 30	171,567	$26.02	171,567	711,542
Total	921,906	$28.57	921,906

On July 18, 2012, the Fund announced that its Board of Directors has approved a series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value (NAV). Under the Fund's Discount Management Program, the Fund is required to conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. The first measurement period commenced on September 10, 2012 and expired on November 30, 2012. During the first measurement period, the Fund's shares traded at an average discount to NAV of 10.18%. Therefore the Fund conducted a tender offer which commenced on February 11, 2013 and expired on March 12, 2013. The Fund accepted 654,331 tendered shares (which represented 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of regular trading session of the New York Stock Exchange on March 13, 2013. The second measurement period commenced March 25, 2013 and expired June 14, 2013. During the second measurement period the Fund's shares traded at an average discount of 10.16%. Therefore the Fund conducted a tender which commenced on July 31, 2013 and expired on August 28. 2013. The Fund accepted 608,323 tendered shares (which represented 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of regular trading session of the New York Stock Exchange on August 29, 2013. The third measurement period commenced on September 16, 2013 and expired on December 6, 2013. During the third measurement period, the fund's shares traded at an average discount to NAV of 10.36%. Therefore the Fund conducted a tender offer which commenced on February 14, 2014 and expired on March 17, 2014. The Fund accepted 566,397 tendered shares (which represents 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session on the New York Stock Exchange on March 18, 2014.

On July 26, 2013 the Fund announced that its Board of Directors has authorized the extension of the repurchase program permitting the Fund to repurchase of up to 700,000 shares during the period August 1, 2013- July 31, 2014.

On January 27, 2014 the Fund announced that its Board of Directors has approved a 700,000 increase to the previously announced share repurchase authorization, resulting in a 1,400,000 shares for repurchase during the period August 1, 2013- July 31, 2014.

Also on January 27, 2014, the Fund announced that the next measurement period will commence on April 7, 2014 and will expire on June 27, 2014.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe, Russia and Turkey Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 16, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 16, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 16, 2014